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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: NOVEMBER 14, 2002
               Date of Earliest Event Reported: NOVEMBER 14, 2002

                           LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-20421                                          84-1288730
(Commission File Number)                    (I.R.S. Employer Identification No.)

                            12300 LIBERTY BOULEVARD
                           ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 9. REGULATION FD DISCLOSURE.

    On November 14, 2002, Liberty Media Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, with the Securities and Exchange Commission. Accompanying such report was a certification by the Company's Chief Executive Officer, Principal Accounting Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350, adopted as
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of such certification is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002

                                    LIBERTY MEDIA CORPORATION

                                    By:    /s/ CHRISTOPHER W. SHEAN
                                           ------------------------------------
                                    Name:  Christopher W. Shean
                                    Title: Senior Vice President and Controller


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                                 EXHIBIT INDEX

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EXHIBIT   DESCRIPTION
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
  99.1    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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